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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                          -------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                            USA WASTE SERVICES, INC.
             (Exact name of registrant as specified in its charter)

                  DELAWARE                                   73-1309529
       (State of incorporation or organization)          (I.R.S. Employer
                                                         Identification No.)

              1001 FANNIN STREET, SUITE 4000
              HOUSTON, TEXAS                                   77002
       (Address of principal executive offices)              (Zip Code)

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                           Securities to be registered
                      pursuant to Section 12(b) of the Act:

       Title of each class                 Name of each exchange on
       to be so registered                 which each class is to be registered
       -------------------                 ------------------------------------

       _____% Convertible Subordinated            New York Stock Exchange
              Notes due 2002

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instructions A.(c)(1), please check the following box. [ ]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]

       Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
                                (Title of Class)

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.        DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

       The material set forth in the section captioned "Description of Debt Securities" contained in the Registrant's Amendment No. 1 to Registration Statement on Form S-3 (Registration No. 333-17453) filed with the Securities and Exchange Commission (the "SEC") on January 14, 1997 and the material set forth in the section captioned "Description of Notes" contained in the Registrant's Supplemental Prospectus filed with the SEC pursuant to Rule 424(b)(5) on January 16, 1997, is incorporated herein by reference.

ITEM 2.        EXHIBITS.

       The following Exhibit is filed with the Securities and Exchange Commission and The New York Stock Exchange, Inc.:

       1. Form of Subordinated Indenture between the Company and Trustee is incorporated herein by reference from the Registrant's Form S-3 Registration Statement (Registration No. 333-17453) filed with the SEC on December 6, 1996


                                   SIGNATURE

       Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                           USA WASTE SERVICES, INC.
                                           (Registrant)


                                           By  \s\ Bryan J. Blankfield
                                               --------------------------------
                                                  Name: Bryan J. Blankfield
                                                  Title:   Assistant Secretary


Date: January 30, 1997




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